                                                                    EXHIBIT 10.1

                              FIRST AMENDMENT TO
                              ------------------
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
                  --------------------------------------------
                        AND SERVICING SECURITY AGREEMENT
                        --------------------------------


     THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND SERVICING SECURITY AGREEMENT (the "Amendment") dated as of August 31, 1999 by and among NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), the lenders party to the Credit Agreement referred to below (collectively, the "Lenders" and individually, a "Lender") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for the Lenders (in such capacity, together with any successor agents appointed thereunder, the "Agent").

     WITNESSETH THAT:

     WHEREAS, the Company, the Lenders and the Agent are parties to a Fourth Amended and Restated Credit Agreement dated as of May 26, 1999 (the "Credit Agreement"), pursuant to which the Lenders provide the Company with a revolving mortgage warehousing credit facility;

     WHEREAS, the Company and the Agent are parties to a Servicing Security Agreement dated as of May 29, 1998 (the "Servicing Security Agreement"); and

     WHEREAS, the Company and the Lenders have agreed to amend the Credit Agreement and Servicing Security Agreement upon the terms and conditions herein set forth;

     NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lenders agree as follows:

     1.   Certain Defined Terms.  Each capitalized term used herein without
          ---------------------
being defined herein that is defined in the Credit Agreement shall have the meaning given to it therein.

     2.   Amendments to Credit Agreement.  The Credit Agreement is hereby
          ------------------------------
amended as follows:

          (a) Section 4.09(f) of the Credit Agreement is hereby amended in its entirety to read as follows:

               (f) Liens incurred in connection with gestation repurchase agreements or similar arrangements, including, without limitation,

               (i) arrangements under which NCFC or its Subsidiaries are required to repurchase Mortgage-backed Securities or Mortgage Loans from any Lender or other counterparty reasonably satisfactory to the Agent, or (ii) credit facilities structured as loan and security agreements; provided, that (x) such gestation repurchase agreements or similar arrangements are not used to fund wet Mortgage Loans, and (y) such gestation repurchase agreements or similar arrangements are entered into in the ordinary course of business in contemplation of the subsequent non-recourse sale of such Mortgage-backed Securities or Mortgage Loans;

          (b) Section 4.09 is further amended by deleting "and" at the end of subsection (h) thereof, deleting the period at the end of subsection (i) thereof and inserting "; and" therefor, and inserting at the end thereof a new subsection (j) to read as follows:

               (j) a pledge of the stock of NC Residual II Corporation to Financial Securities Assurance Corporation.

          (c) Section 4.11(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

               (c) Guarantees by NCFC of the Company's and NCCC's obligations relating to (i) Indebtedness permitted by Sections 4.08(d) and
               (g), or (ii) the Strategic Alliance Agreement described in
               Section 4.10(j); and

          (d) Section 4.13 of the Credit Agreement is hereby amended in its entirety to read as follows:

                    4.13  Restricted Payments.  The Company and NCFC will not
                          -------------------
               make any Restricted Payments, other than (a) dividends paid by NCFC on its 1998A Convertible Preferred Stock and its 1999A Convertible Preferred Stock in an aggregate amount not to exceed $3,000,000 per annum, (b) dividends paid by the Company to NCFC to enable NCFC to pay such dividends in an amount not to exceed $3,000,000 per annum, and (c) repurchases by NCFC of shares of its common stock pursuant to the Stock Repurchase Program, in each case provided that, both before and after giving effect to such dividend payments or repurchases, the Borrower and NCFC are in compliance with the covenants set forth in Section 4 of this Agreement and no Event of Default or Unmatured Event of Default has occurred and is continuing.

          (e) Exhibit E to the Credit Agreement is hereby amended in its entirety to read as set forth on Exhibit E hereto.

          (f) Schedule 1.01(b) to the Credit Agreement is hereby amended in its entirety to read as set forth on Schedule 1.01(b) hereto.

     3.   Amendments to the Servicing Security Agreement.  The Servicing
          ----------------------------------------------
Security Agreement is hereby amended as follows:

          (a) The definitions of "Servicing Contracts" and "Servicing Rights" are hereby amended in their entireties to read as follows:

               "Servicing Contracts" shall mean any and all contracts or
                -------------------
               agreements purchased by the Company or entered into by the Company for its own account (and not as nominee or subservicer), whether now existing or hereafter purchased or entered into, pursuant to which the Company services Mortgage Loans or Mortgage Loan pools for others (other than NCCC).

               "Servicing Rights" shall mean any and all rights of the Company
                ----------------
               held for its own account (and not as nominee or subservicer), whether pursuant to a Servicing Contract or otherwise, to service Mortgage Loans or Mortgage Loan pools for others (other than NCCC), including, without limitation, (i) all rights to collect payments due and enforce the rights of the mortgagee under any Mortgage Loans, (ii) all rights to receive compensation and termination fees under any Servicing Contract and (iii) all rights to receive the proceeds from any sale or other transfer of the Company's interest in any Servicing Contract.

          (b) Section 2(d) of the Servicing Security Agreement is hereby amended in its entirety to read as follows:

               (d) all books, correspondence, credit files, records, invoices, bills of lading, and other documents, including, without limitation, all tapes, cards, computer runs, and other papers and documents in the possession or control of the Company or any computer bureau from time to time acting for the Company, but specifically excluding books, correspondence, credit files, records, invoices, bills of lading, and other documents relating to Mortgage Loans pledge to third parties to secure Indebtedness permitted by
               Section 4.08(g) of the Credit Agreement;

     4.   Conditions to Effectiveness of this Amendment.  This Amendment shall
          ---------------------------------------------
become effective when the Agent shall have received at least thirteen (13) counterparts of this Amendment, duly executed by the Company and the Required Lenders, provided the following conditions are satisfied:

          (a) Before and after giving effect to this Amendment, the representations and warranties of the Company in Section 3 of the Credit Agreement, Section 5 of the Pledge and Security Agreement and Section 4 of the Servicing Security Agreement, of NCFC in Section 15 of the Guaranty, and of NCCC in Section 15 of the NCCC Guaranty shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement.

          (b) Before and after giving effect to this Amendment, no Event of Default and no Unmatured Event of Default shall have occurred and be continuing.

          (c) No material adverse change in the business, assets, financial condition or prospects of the Company or NCFC shall have occurred since May 26, 1999.

          (d) The Agent shall have received the following, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

               (i) copy of resolutions of the Board of Directors of the Company, certified by its respective Secretary or Assistant Secretary, authorizing or ratifying the execution, delivery and performance of this Amendment;

               (ii) a certified copy of any amendment or restatement of the Articles of Incorporation or the By-laws of the Company made or entered following the date of the most recent certified copies thereof furnished to the Lenders;

               (iii) certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment;

               (iv) a Reaffirmation of NCFC Guaranty duly executed by NCFC;

               (v)  a Reaffirmation of NCCC Guaranty duly executed by NCCC; and

               (vi) such other documents, instruments, opinions and approvals as the Agent may reasonably request.

          (e)  The Agent shall have received the amendment fee required by
     Section 8.16 of the Credit Agreement.

     5.   Acknowledgments.  The Company and each Lender acknowledge that, as
          ---------------
amended hereby, the Credit Agreement remains in full force and effect with respect to the Company and the Lenders, and that each reference to the Credit Agreement in the Loan Documents shall refer to the Credit Agreement as amended hereby. The Company confirms and acknowledges that it will continue to comply with the covenants set out in the Credit Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment. The Company represents and warrants that (i) the execution, delivery and performance of this Amendment is within its corporate powers and has been duly authorized by all necessary corporate action;
(ii) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity) and
(iii) no Events of Default or Unmatured Events of Default exist.

     6.   General.
          -------

          (a) The Company agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Lenders harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Company shall survive any termination of the Credit Agreement.

          (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

          (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

          (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

          (e) This Amendment shall be binding upon the Company, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders, the Agent and the successors and assigns of the Lenders and the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                              NEW CENTURY MORTGAGE
                              CORPORATION


                              By  /s/ Brad A. Morrice
                                 -------------------------------------------
                                 Its  Chairman, CEO
                                     ---------------------------------------




                              U.S. BANK NATIONAL ASSOCIATION,

                              By  /s/ Edwin D. Jenkens
                                 -----------------------------------------
                                 Its  Senior Vice President
                                    --------------------------------------



                              GUARANTY FEDERAL BANK, FSB

                              By  /s/ W. James Meintjes
                                 ------------------------------------------
                                 Its  Vice President
                                    ---------------------------------------




                    [Signature Page for First Amendment to
                 Fourth Amended and Restated Credit Agreement]

                                         BANK UNITED


                                         By  /s/ Michele Perrin
                                            ------------------------------------
                                            Its  VP. Mtg. Banker Finance
                                                --------------------------------


                                         RESIDENTIAL FUNDING CORPORATION


                                         By  /s/ ^^ILLEGIBLE SIGNATURE^^
                                            ------------------------------------
                                            Its  Director
                                                --------------------------------


                                         BANK ONE, TEXAS, N.A.


                                         By  /s/ Gregory T. Martin
                                            ------------------------------------
                                            Its  Assistant Vice President
                                                --------------------------------


                    [Signature Page for First Amendment to
                 Fourth Amended and Restated Credit Agreement]

                                         UNION BANK OF CALIFORNIA, N.A.


                                         By  /s/ Robin Courtney
                                            ------------------------------------
                                            Its  Investment Banking Officer
                                                --------------------------------



                    [Signature Page for First Amendment to
                 Fourth Amended and Restated Credit Agreement]

                         REAFFIRMATION OF NCFC GUARANTY


          THE UNDERSIGNED, NEW CENTURY FINANCIAL CORPORATION, HEREBY (1) AGREES THAT EACH REFERENCE TO THE CREDIT AGREEMENT, OR WORDS OF SIMILAR IMPORT, CONTAINED IN THE THIRD AMENDED AND RESTATED GUARANTY DATED AS OF MAY 29, 1998 (THE "GUARANTY") BY THE UNDERSIGNED TO THE LENDERS AND THE AGENT, SHALL BE A REFERENCE TO THE CREDIT AGREEMENT AS AMENDED BY THE FOREGOING AMENDMENT, (2) CONFIRMS THAT THE GUARANTY SHALL REMAIN IN FULL FORCE AND EFFECT AFTER GIVING EFFECT TO THE FOREGOING AMENDMENT, AND (3) CONFIRMS AND ACKNOWLEDGES THAT ITS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 15 OF THE GUARANTY ARE TRUE AND CORRECT AS OF THE DATE OF THE FOREGOING AMENDMENT.

                              NEW CENTURY FINANCIAL CORPORATION

                              By  /s/ Brad A. Morrice
                                 ----------------------------------------------
                                 Its  Vice Chairman and President
                                    -------------------------------------------

                         REAFFIRMATION OF NCCC GUARANTY


          THE UNDERSIGNED, NC CAPITAL CORPORATION, HEREBY (1) AGREES THAT EACH REFERENCE TO THE CREDIT AGREEMENT, OR WORDS OF SIMILAR IMPORT, CONTAINED IN THE THIRD AMENDED AND RESTATED GUARANTY DATED AS OF DECEMBER 11, 1998 (THE "GUARANTY") BY THE UNDERSIGNED TO THE LENDERS AND THE AGENT, SHALL BE A REFERENCE TO THE CREDIT AGREEMENT AS AMENDED BY THE FOREGOING AMENDMENT, (2) CONFIRMS THAT THE GUARANTY SHALL REMAIN IN FULL FORCE AND EFFECT AFTER GIVING EFFECT TO THE FOREGOING AMENDMENT, AND (3) CONFIRMS AND ACKNOWLEDGES THAT ITS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 15 OF THE GUARANTY ARE TRUE AND CORRECT AS OF THE DATE OF THE FOREGOING AMENDMENT.

                              NC CAPITAL CORPORATION


                              By  /s/ Brad A. Morrice
                                 -------------------------------------------
                                 Its   Chairman & CEO
                                     ---------------------------------------